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                                                                   EXHIBIT 10.16

                                NETSELECT, INC.
                           1996 STOCK INCENTIVE PLAN

     Section 1. Purpose of the Plan. The purpose of the 1996 Stock Incentive Plan (the "Plan") is to aid NetSelect, Inc, (the "Corporation") and its subsidiaries in securing and retaining directors, consultants, officers and other employees of outstanding ability and to motivate such employees to exert their best efforts on behalf of the Corporation and its subsidiaries. In addition, the Corporation expects that it will benefit from the added interest which the respective optionees and participants will have in the welfare of the Corporation as a result of their ownership or increased ownership of the Class A Common Stock, par value $0.001 per share, of the Corporation (the "Stock").

     Section 2. Administration. (a) The Board of Directors of the Corporation (the "Board") shall designate a committee of not less than (2) Directors (the "Committee") who shall serve at the pleasure of the Board. The Board shall fill any vacancies on the Committee and may remove any member of the Committee at any time with or without cause. The Committee shall select its chairman and hold its meeting at such time and places as it may determine. A majority of the whole Committee present at a meeting at which a quorum is present, or an act approved in writing by all members of the Committee, shall be an action of the Committee. The Committee shall have full power and authority, subject to such resolutions not inconsistent with the provisions of the Plan as may from time to time be issued or adopted by the Board, to grant to Eligible Persons (as defined herein) pursuant to the provisions of the Plan: (i) stock options to purchase shares of Stock, (ii) stock appreciation rights, (iii) restricted Stock, (iv) deferred Stock, or (v) other Stock-based awards permitted hereunder (each of the foregoing being an "AWARD" and collectively, the "AWARDS"). The Committee shall also interpret the provisions of the Plan and any AWARD issued under the Plan (and any agreements relating thereto) and supervise the administration of the Plan.

     (b)   The Committee shall:  (i) select the Eligible Persons (as defined in
Section 4) to whom AWARDS may from time to time be granted hereunder, (ii) determine whether incentive stock options (under Section 422 of the Internal Revenue Code of 1986, as the same may be amended from time to time, hereinafter referred to the "Code"), nonqualified stock option, stock appreciation rights, restricted stock, deferred stock, or other Stock-based awards, or a combination of the foregoing, are to be granted hereunder, (iii) determine the number of shares to be covered by each AWARD granted hereunder, (iv) determine the terms and conditions, not inconsistent with the provisions of the Plan, of any AWARD granted hereunder (including but not limited to any restriction and forfeiture condition on such AWARD and/or the shares of Stock relating thereto); (v) determine whether, to what extent and under what circumstances AWARDS may be settled in cash; (vi) determine whether, to what extent, and under what circumstances Stock and other amounts payable with respect to an AWARD under this Plan shall be deferred either automatically or at the election of the participant; and (vii) determine whether, to what extent, and under what circumstances option grants and/or other AWARDS under the Plan are to be made, and operate, on a tandem basis.

     (c) All decisions made by the Committee pursuant to the provisions of the Plan and related orders or resolutions of the Board (as and to the extent permitted hereunder) shall be

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final, conclusive and binding on all persons, including the Corporation, its shareholders, employees and Plan participants,

     (d) No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any AWARD thereunder.

     Section 3. Stock Subject to the Plan. (a) Except as otherwise provided by this Section 3, the total number of share of Stock available for distribution under the Plan is 500,000. The total number of shares of Stock with respect to which AWARDS may be granted to any participant in any year is 200,000 shares. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares, except that treasury shares must be used in the case of restricted stock. If any shares that have been optioned cease to be subject to option because the option has expired or has been deemed to have expired or has been surrendered pursuant to the Plan, or if any shares of restricted stock are forfeited or such AWARD otherwise terminates without the actual or deemed delivery of such shares, such shares will again be subject to an AWARD under the Plan.

     (b) In the event of a Change in Capitalization, the Committee shall conclusively determine the appropriate adjustments, if any, to the (i) maximum number and class of shares of Stock or other stock or securities with respect to which AWARD may be granted under the Plan, and (ii) the number and class of shares of Stock or other stock or securities which are subject to outstanding AWARDS granted under the Plan, and the purchase price therefor, if applicable.

     (c) Any such adjustments in the shares of Stock or other stock or securities subject to outstanding incentive stock options (including any adjustments in the purchase price) shall be made in such manner as not to constitute a modification as defined by Section 424(h)(3) of the Code and only to the extent otherwise permitted by Sections 422 and 424 of the Code.

     (d) If, by reason of a Change in Capitalization, a holder of any AWARD shall be entitled to, or holder shall be entitled to exercise an option with respect to, new, additional or different shares of stock or securities, such new additional or different shares shall thereupon be subject to all of the conditions, restrictions and performance criteria which were applicable to the shares of Stock subject to the AWARD, as the case may be, prior to such Change in Capitalization.

     (e) For purposes of the Plan, a "Change in Capitalization" means any increase or reduction in the manner of shares of Stock, or any change (including, but not limited to, a change in value) in the share of Stock or exchange of shares of Stock for a different number or kind of shares or other securities of the Corporation, by reason of a reclassification, recapitalization, merger, consolidation, reorganization, spin-off, spit-up, issuance of warrants or rights or debentures, stock dividend, stock split or reverse stock, split, cash dividend, property dividend, combination or exchange of shares, repurchase of shares, change in corporate structure or otherwise.

     (f) Subject to the acceleration of the Plan, in the event of (i) the liquidation or dissolution of the Corporation or (ii) a merger of consolidation of the Corporation (a "Transaction"), the Plan and the AWARDS issued hereunder shall continue in effect in

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accordance with their respective terms and each holder of an AWARD shall be entitled to receive in respect of each share of Stock subject to any outstanding AWARD or AWARDS, and the case may be, upon exercise of any option or payment or transfer in respect of any AWARD, the same number and kind of stock, securities, cash, property, or other consideration that each holder of a share of Stock was entitled to receive in the Transaction in respect of a share of Stock.

     Section 4. Eligibility. Directors, consultants, officers and other employees of the Corporation and its subsidiaries who are responsible for the management, growth, profitability and protection of the business of the Corporation and its subsidiaries are eligible to be granted AWARDS under the Plan (each an "Eligible Person" and collectively "Eligible Persons"). The participants under the Plan shall be selected from time to time by the Committee, in its sole discretion, from among those eligible, and the Committee shall determine, in its sole discretion, the number of shares covered by each stock option, the number of stock appreciation rights (if any) granted to each optionee, and the number of shares (if any) subject to restricted stock, deferred stock or other Stock-based awards granted to each participant.

     For purposes of the Plan, a subsidiary of the Corporation shall be any corporation which at the time qualifies as a subsidiary thereof under the definition of "subsidiary corporation" in Section 424(f) of the Code.

     Section 3. Stock Options. Any stock option granted under the Plan shall be in such form as the Committee may from time to time approve. Any such option shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the provisions of the plan, as the Committee shall deem desirable.

     (a) Option Price. The purchase price per share of the Stock .purchasable under a stock option shall be determined by the Committee, but, in the case of incentive stock options, will be not less than 100% of the fair market value of the Stock on the date of the grant of the option, as determined in accordance with procedures established by the Committee. Notwithstanding the foregoing, the purchase price per share of the Stock purchasable under any incentive stock option granted to any person who is the beneficial owner of more than 10% of the Corporation's issued and outstanding Stock (a "10% owner") shall not be less than 110% of the fair market value of the Stock on the date of the grant of the option, as determined in accordance with procedures established by the Committee.

     (b) Option Period. The term of each stock option shall be fixed by the Committee, but no incentive stock options shall be exercisable after the expiration of 10 years from the date of the option is granted. Notwithstanding the foregoing, no incentive stock option granted to a 10% owner shall be exercisable after the expiration of five years from the date the option is granted.

     (c) Exercisability. (1) Stock options shall be exercisable at such time or times as determined by the Committee at or subsequent to the grant. Unless otherwise determines by the Committee at grant, stock options shall be exercisable in full upon granting of the option, except a provided in paragraphs
(f), (g) or (h) of this Section 5; provided, however, the Committee shall
                                   --------  -------

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have the right to accelerate the vesting any stock options including but not limited to after a Change of Control (as hereinafter defined).

     (2) Solely for Federal income tax purposes, to the extent that the aggregate fair market value of Stock with respect to which incentive stock options are exercisable for the first time by a participant during any calendar year exceeds $100,000.00 (as of the date of grant), such options shall be treated as options which are not incentive stock options. For purposes of this rule, options shall be taken into account in the order in which they were granted.

     (3) "Change of Control" means the occurrence of any of the following events: a merger, reorganization, sale, lease or exchange of all or substantially all of the assets, of the Company or a Qualified Public Offering (as defined in the Stockholders Agreement made as of the 26th day of November, 1996, by and among the CDW Internet, L.L.C., J.H. Whitney and Allen & Co. and certain stockholders of InfoTouch Corporation and the Corporation). For purposes of this Section 5(c)(3), "merger" shall mean any consolidation of the Corporation with, or merger of the Corporation with or into, another corporation; other than a consolidation or merger in which the Corporation is the surviving corporation. The Corporation shall be the "surviving corporation" in any merger if the Corporation, or its stockholders immediately before the transaction, shall own (immediately after the transaction) equity securities, other than warrants, options or similar rights to subscribe to or purchase equity securities, of the surviving or acquiring corporation, or its parent corporation, possessing more than fifty (50%) percent of the voting power of the surviving or acquiring corporation or its parent corporation; and in making the determination of ownership by the stockholders of a corporation, immediately after the transaction, of equity securities pursuant to the preceding clause, equity securities which they owned immediately before the transaction as shareholders of another party to the transaction shall be disregarded. For the purposes of this Section 5(c)(3), voting power of a corporation shall be calculated by assuming the conversion of all then outstanding convertible equity securities (including those convertible as some future date), but not assuming the exercise of any warrants, options or other rights to subscribe to or purchase voting shares.

     (d) Method of Exercise. Stock options may be exercised, in whole or in part, by giving written notice of exercise to the Corporation specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price in cash, either by certified or bank check.

     The written notice provided by the optionee shall specify the optionee's election to purchase shares subject to the stock option or to receive the cash payment herein provided.

     Notwithstanding the foregoing, the Committee may, in its sole discretion, authorize payment in whole or in part of the purchase price to be made in unrestricted stock already owned by the optionee, or, in the case of the nonqualified stock option, in restricted stock, or deferred stock subject to an AWARD hereunder, in each case, based upon the fair market value of the Stock on the date the option is exercised. The Committee may authorize such payment at or after grant, except that in the case of an incentive stock option, any right to make payment in unrestricted stock already owned must be included in the option at the time of grant. No shares of Stock shall be issued until full payment therefor has been made. An optionee shall have the rights to dividends or other rights of a stockholder with respect to shares subject to the option

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when the optionee has given written notice of exercise, has paid in full for such shares, and, if requested by the Corporation, has given the representation described in paragraph (a) of Section 14.

     As used in this paragraph (d) of Section 5, the fair market value of the Stock on the date of exercise shall mean:

          (i) with respect to an election by an optionee to receive cash in respect of a stock option which is an incentive stock option, the "Change of Control Fair Market Value", as defined in Section 6(b) below; and

          (ii) with respect to election by an optionee to receive cash in respect of a stock option which is an incentive stock option, the fair market value of the Stock on the date of exercise, determined in the same manner as the fair market value of the Stock on the date of grant of a stock option is determined pursuant to paragraph (a) of Section 5 of the Plan.

     (e) Nontransferability of Options. Unless otherwise determined by the Committee at or after the time of grant, no stock option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution, and such options shall be exercisable, during the optionee's lifetime, only by the optionee.

     (f) Termination by Death. Except to the extent otherwise provided by the Committee at or after the time of grant, if an optionee's relationship with or employment by the Corporation and/or any of its subsidiaries terminates by reason of death, the stock option may thereafter be immediately exercised in full by the legal representative of the estate or by the legatee of the optionee under the will of the optionee, for a period of 12 months from the date of such death or until the expiration of the states period of the option whichever period is the shorter.

     (g) Termination by Reason of Retirement or Permanent Disability. Except to the extent otherwise provided by the Committee at or after the time of grant, if an optionee's relationship with or employment by the Corporation and/or any of its subsidiaries terminates by reason of retirement or permanent disability, any stock option, to the extent vested, held by such optionee may thereafter be exercised in full, but may not be exercised after three years from the date of such termination or the expiration of the stated period of the option, whichever period is the shorter; provided, however, that if the optionee dies within such three-year period, any unexercised stock option held by such optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of 12 months from the date of the optionee's death or for the stated period of the option, whichever period is the shorter.

     (h) Other Termination. Unless otherwise determined by the Committee at or after grant, if an optionee's relationship with or employment by the Corporation terminates for any reason other than death, permanent disability or retirement, the stock option, to the extent vested, shall thereafter be exercisable for a period of 12 months from the date of termination.

     (i) Option Buyout. The Committee may at any time offer to repurchase an option based on such terms and conditions as the Committee shall establish and communicate to the optionee at the time that such offer is made.

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     Section 6.  Stock Appreciation Rights.

     (a) Grant and Exercise. Stock appreciation rights may be granted in conjunction with (or in accordance with Section 9, separately from) all or part of any stock option granted under the Plan, as follows: (i) in the case of a nonqualified stock option, such rights may be granted either at the time of the grant of such option or at any subsequent time during the term of the option; and (ii) in the case of an incentive stock option, such rights may be granted only at the time of the grant of the option. A "stock appreciation right" is a right to receive cash or Stock, as provided in this Section 6, in lieu of the purchase of a share under a related option. A stock appreciation right, or applicable portion thereof, shall terminate and no longer be exercisable upon the termination or exercise of the related stock option, except that a stock appreciation right granted with respect to less than the full number of shares covered by a related stock option shall not be reduced until the exercise or termination of the related stock option exceeds the number of shares not covered by the stock appreciation right. A stock appreciation right may be exercised by an optionee, in accordance with paragraph (b) of this Section 6, by surrendering the applicable portion of the related stock option. Upon such exercise and surrender, the optionee shall be entitled to receive an amount determined in the manner prescribed in paragraph (b) of this Section 6. Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the related stock appreciation rights have been exercised.

     (b) Terms and Conditions. Stock appreciation rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, including the following:

          (i) Stock appreciation rights shall be exercisable only at such time or times and to the extent that the stock options to which they relate shall be exercisable.

          (ii) Upon the exercise of a stock appreciation right, in an optionee shall be entitled to receive up to, but no more than, an amount in cash or whole shares of the Stock as determined by the Committee in its sole discretion equal to the excess of the fair market value of one share of Stock over the option price per share specified in the related stock option multiplied by the number of shares in respect of which the stock appreciation rights shall have been exercised; provided, however, that the payment in settlement of stock appreciation rights during the period from and after a Change of Control shall be entirely in cash. Each stock appreciation right may be exercised only at the time and so long as a related option, if any, would be exercisable or as otherwise permitted by applicable law. The fair market value of the Stock on the date of exercise of a stock appreciation right shall be determined in the same manner as the fair market value of the Stock on the date of grant of a stock option is determined pursuant to paragraph (a) of Section 5 of the Plan; provided however, that during the 60-day period from and after a Change of Control, the fair market value of the Stock on the date of exercise shall man, with respect to the exercise of a stock appreciation right accompanying an option which is not an incentive stock option, the "Change of Control Fair Market Value."

           For purposes of this Plan, the "Change of Control Fair Market Value" shall mean the higher of (x) the highest reported sale price, regular way, of a share of the Stock on the Composite Tape for New Stock Exchange Listed Stock during the 60-day period prior to the date

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of the Change of Control or, if such security is not listed or admitted to trading on the New York Stock Exchange, on the principal national securities exchange on which such security is listed or admitted to trading or, if not listed or admitted to trading on any national securities exchange, on the Nasdaq National Market or, if such security is not quoted on such Nasdaq National Market, the average of the closing bid and asked prices during such 60-day period in the over-the-counter market as reported by the National Association of Securities Dealers Automated Quotation ("NASDAQ") system or, if bid and asked prices for such security during such period shall not have been reported through, NASDAQ, the average of the bid and asked prices for such period as furnished by any new York Stock Exchange member firm regularly making a market in such security selected for such purposes by the Board of Directors of the Corporation or a committee thereof of, if such security is not publicly traded, the fair market value thereof as determined by an independent investment banking or appraisal firm experienced in the valuation of such securities selected in good faith by the Board of Directors of the Corporation or a committee thereof or, if not such investment banking or appraisal firm is in the good faith judgment of the Board of Directors or such committee available to make such determination, as determined in good faith by the Board of Directors of the Corporation or such committee and (y) the highest price per share of the Stock paid in a transition or series of transactions resulting in the Change of Control.

           (iii) No stock appreciation right shall be transferable by a participant otherwise than by will or by the laws of descent and distribution, and stock appreciation rights shall be exercisable, during the participant's lifetime, only to the participant.

           (iv) Upon the exercise of a stock appreciation right, the stock option or part thereof to which such stock appreciation right is related shall be deemed to have been exercised for the purpose of the limitation of the number of shares of the Stock to be issued under the Plan, as set forth in Section 3 of the Plan.

           (v) Stock appreciation rights granted in connection with incentive stock options may be exercised only when the market price of the Stock subject to the incentive stock option exceeds the option price of the incentive stock option.

     Section 7.  Restricted Stock.

     (a) Stock and Administration. Shares of restricted stock may be issued either alone or in addition to stock options, stock appreciation rights, deferred stock or other Stock-based awards granted under the Plan. The Committee shall determine the directors (excluding Committee members), consultants, officers and employees of the Corporation and its subsidiaries to whom, and the time or times at which, grants of restricted stock will be made, the number of shares to be awarded, the time or times within which such AWARDS may be subject to forfeiture, and all other conditions of the AWARDS. The provisions of restricted stock AWARDS need not be the same with respect to each recipient.

     (b) Awards and Certificates. The prospective recipient of an AWARD of shares of restricted stock shall not, with respect to such AWARD, be deemed to have become a participant, or to have any rights with respect to such AWARD, until and unless such recipient shall have executed an agreement or other instrument evidencing the AWARD and delivered a

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fully executed copy thereof to the Corporation and otherwise complied with the then applicable terms and conditions.

           (i) Each participant shall be issued a stock certificate in respect of shares of restricted stock awarded under the Plan. Such certificate shall be registered in the name of the participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such AWARD, substantially in the following form:

                "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the NetSelect, Inc. 1996 Stock Incentive Plan and an Agreement entered into between the registered owner and NetSelect, Inc. Copies of such Plan and Agreement are on file in the offices of NetSelect, Inc., 5655 Lindero Canyon Road, Suite 106, Westlake Village, CA 91362."

           (ii) the Committee shall require that the stock certificates evidencing such shares be held in custody by the Corporation until the restrictions thereon shall have lapsed, and shall require, as a condition of any restricted stock AWARD, that the participant shall have delivered a stock power, endorsed in blank, relating to the Stock covered by such AWARD.

     (c) Restrictions and Conditions. The shares of restricted stock awarded pursuant to the Plan shall be subject to the following restrictions and conditions:

           (i) subject to the provisions of this Plan during a period set by the Committee commencing with the date of such AWARD (the "restriction period"), the participant shall not be permitted to sell, transfer, pledge, or assign shares of restricted stock awarded under the Plan. Within these limits the Committee may provide for the lapse of such restrictions in installments where deemed appropriate.

           (ii) Except as provided in paragraph (c) of this Section 7, the participants shall have, with respect to the shares of restricted stock, all of the rights of a stockholder of the Corporation, including the right to vote the restricted stock and the right to receive any cash dividends. The Committee, in its sole discretion, may permit or require the payment of cash dividends to be deferred and, if the Committee so determines, reinvested in additional restricted stock or otherwise reinvested. Certificates for shares of unrestricted stock shall be delivered to the participant promptly after, and only after, the restrictions thereon shall expire without forfeiture in respect of such shares of restricted stock.

           (iii) Subject to the provisions of paragraph (c)(iv) of this Section 7, upon termination of employment for any reason during the restriction period, all shares still subject to restriction shall be forfeited by the participant and reacquired by the Corporation.

           (iv) In the event of a participant's retirement, permanent disability, or death, or in cases of special circumstances, the Committee may, in its sole discretion, when it finds that a waiver would be in the best interests of the Corporation, waive in whole or in part any or all remaining restrictions with respect to such participant's shares of restricted stock.

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           (v)   Notwithstanding any thing in the foregoing to the contrary, upon a Change of Control any and all restrictions on restricted stock shall lapse regardless of the restriction period established by the Committee and all such restricted stock shall become fully vested and nonforfeitable.

     Section 8.  Deferred Stock Awards

     (a) Stock and Administration. AWARDS of the right to receive Stock that is not to be distributed to the participant until after a specified deferral period (such AWARD and the deferred stock delivered thereunder hereinafter as the context shall require, referred to as the "deferred stock") my be made either alone or in addition to stock options, stock appreciation rights, or restricted stock, or other Stock-based awards granted under the Plan. The Committee shall determine the directors, consultants, officers and employees of the Corporation and its subsidiaries to whom and the time or times at which deferred stock shall be awarded, the number of shares of deferred stock to be awarded to any participant, the duration of the period (the "Deferral Period") during which, and the conditions under which, receipt of the Stock will be deferred, and the terms and conditions of the AWARD in addition to those contained in paragraph (b) of this Section 8. In its sole discretion, the Committee may provide for a minimum payment at the end of the applicable Deferral Period based on a stated percentage of the fair market value on the date of grant of the number of shares covered by a deferred stock AWARD. The Committee may also provide for the grant of deferred stock upon the completion of a specified performance period. The provisions of deferred stock AWARDS need not be the same with respect to each recipient.

     (b)   Terms and Conditions.  Deferred stock AWARDS made pursuant to this
Section 8 shall be subject to the following terms and conditions:

           (i) Subject to the provisions of the Plan, the shares to be issued pursuant to a deferred stock AWARD may not be sold, assigned, transferred, pledged or otherwise encumbered during the Deferral Period or Elective Deferral Period (defined below), where applicable, and may be subject to a risk of forfeiture during all or such portion of the Deferral Period as shall be specified by the Committee. At the expiration of the Deferral Period and Elective Deferral Period, one or more share certificates shall be delivered to the participant, or the participant's legal representative, evidencing ownership of a number of shares equal to the number of shares covered by the deferred stock AWARD.

           (ii) Amounts equal to any dividends declared during the Deferral Period with respect to the number of shares covered by a deferred stock AWARD will be paid to the participant currently, or deferred and deemed to be reinvested in additional deferred stock or otherwise reinvested, as determined at the time of the AWARD by the Committee, in its sole discretion.

           (iii) Subject to the provisions of paragraph (b)(iv) of this Section 8, upon termination of the relationship with or employment by the Corporation for any reason during the Deferral Period for a given deferred stock AWARD, the deferred stock in question shall be forfeited by the participant.

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           (iv)  In the event of the participant's retirement, permanent disability or death during the Deferral Period (or Elective Deferral Period, where applicable), or in cases of special circumstances, the Committee may, in its sole discretion, when it finds that a waiver would be in the best interests of the Corporation, waive in whole or in part any of all of the remaining deferral limitations imposed hereunder with respect to any or all of the participant's deferred stock. Anything in the Plan to the contrary notwithstanding, upon the occurrence of a Change of Control, the Deferral Period and the Elective Deferral Period with respect to each deferred stock AWARD shall expire immediately and all share certificates relating to such deferred stock AWARDS shall be delivered to each participant or the participant's legal representative.

           (v) Not less than sixty (60) days prior to completion of the Deferral Period, a participant may elect to defer further the receipt of the deferred stock AWARD for a specified period of until a specified event (the "Elective Deferral Period"), subject to each case to the approval of the Committee and under such terms as are determined by the Committee, all in its sole discretion.

           (vi) Each deferred stock AWARD shall be confirmed by a deferred stock agreement or other instrument executed by the Committee and by the participant.

     Section 9.  Other Stock-Based Awards.

     (a) Stock and Administration. Other AWARDS of the Stock and other AWARDS that are valued in whole or in part by reference to, or are otherwise based on the Stock ("Other Stock-based AWARDS"), including (without limitation) performance shares and convertible debentures, may be granted either alone or in addition or other AWARDS granted under the Plan. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the directors (excluding Committee members), consultants, officers and key employees of the Corporation and/or any of its subsidiaries to whom and the time or times at which such Other Stock-based AWARDS shall be made, the number of shares of the Stock to be awarded pursuant to such Other Stock-based AWARDS and all other conditions of the Other Stock-based AWARDS. The Committee may also provide for the grant of the Stock upon the completion of a specified performance period. The provisions of Other Stock-based AWARDS need not be the same with respect to each recipient.

     (b)   Terms and Conditions.  Other Stock-based AWARDS made pursuant to this
Section 9 shall be subject to the following terms and conditions:

           (i) Subject to the provisions of the Plan, shares or interests in shares subject to Other Stock-based AWARDS made under this Section 9 may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses.

           (ii) Subject to the provisions of this Plan and the Other Stock-based AWARD agreement, the recipients of Other Stock-based AWARDS under this
Section 9 shall be entitled to receive, currently or on a deferred basis, interest or dividends or interest or dividend equivalents with respect to the number of shares or interests herein covered by the Other stock-based AWARDS, as determined at the time of the Other Stock-based AWARDS by the

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Committee, in its sole discretion, and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional Stock or otherwise reinvested.

           (iii) Any Other Stock-based AWARDS under this Section 9 and any Stock covered by any such Other Stock-based AWARD may be forfeited to the extent so provided in the Other Stock-based AWARD agreement, as determined by the Committee, in its sole discretion.

           (iv) In the event of the participant's retirement, permanent disability or death, or in cases of special circumstances, the Committee may, in its sole discretion, when it finds that a waiver would be in the best interests of the Corporation, waive in whole or in part any or all of the remaining limitations imposed hereunder (if any) with respect to any or all Other Stock-based AWARDS under this Section 9. Anything in the Plan to the contrary notwithstanding, any limitations imposed with respect to any Other Stock-based AWARD under this Section 9, including any, provision providing for the forfeiture of any Other Stock-based AWARD under any circumstance, shall terminate immediately upon a Change of Control and the number of shares of or interests in the Stock subject to such Other Stock-based AWARD shall be delivered to the participant (or, in the case of an Other Stock-based AWARD with respect to which such number is not determinable, such number of shares of or interests in the Stock as is determined by the Committee and set forth in the terms of such Other Stock-based AWARD).

           (v) Each Other Stock-based AWARD under this Section 9 shall be confirmed by an agreement or other instrument executed by the Corporation and by the participant.

           (vi) The Stock or interests therein (including securities convertible into the Stock) paid or awarded on a bonus basis under this Section 9 shall be issued for no cash consideration; the Stock or interests therein (including securities convertible into the Stock) purchased pursuant to a purchase right awarded under this Section 9 shall be priced at least 50% of the fair market value of the Stock on the date of grant.

           (vii) No Other Stock-based AWARD in the nature of a purchase right shall be transferable by the participant otherwise than by will or by the laws of descent and distribution, and such purchase rights shall be exercisable during the participant's lifetime only by the participant.

     Section 10. Transfer, Leave of Absence, etc. For purposes of the Plan neither: (i) transfer of an employee from the Corporation to a subsidiary, or vice versa, or from one subsidiary to another nor (ii) a leave of absence, duly authorized in writing by the Corporation shall be deemed a termination of employment.

    Section 11. Amendments and Termination. The Board may amend, alter, or discontinue the Plan, but no amendment, alteration, or discontinuation shall be made which would impair the rights of an optionee or participant under any AWARD theretofore granted, without the optionee's participant's consent, or which without the approval of the shareholders would:

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     (a)   except as is provided in Section 3 of the Plan, increase the total number of shares available for the purpose of the Plan by more than ten percent of the number of shares previously approved by shareholders;

     (b)   extend the maximum option period under Section 5(b) of the Plan; or

     (c) otherwise materially increase the benefits accruing to participants under, or materially modify the requirements as to eligibility for participation in, the Plan.

     The Committee may amend the terms of any AWARD theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any holder without such holder's consent. Notwithstanding the foregoing, the Board or the Committee may, in its discretion, amend the Plan or terms of any outstanding AWARD held by a person then subject to Section 16 of the Exchange Act without the consent of any holder in order to preserve exemptions under said
Section 16 which are or become available from time to time under rules of the Securities and Exchange Commission. The Committee may also substitute new stock options for previously granted options, including previously granted options having higher option prices.

     Section 12. Unfunded Status of the Plan. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to participant or optionee by the Corporation, nothing contained herein shall give any such participant or optionee any rights that are greater than those of a general creditor of the Corporation, In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver the Stock; provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

     Section 13. Employment at Will. Nothing contained in the Plan, or in any option granted pursuant to the Plan, nor in any agreement made pursuant to the Plan, shall confer upon any optionee any right with respect to continuance of employment by the Corporation or its subsidiaries, nor interfere in any way with the right of the Corporation or its subsidiaries to terminate the optionee's employment at will or change the optionee's compensation at any time.

     Section 14. General Provisions. (a) Unless the shares of Stock to be acquired pursuant to an AWARD may, at the time of such acquisition, be lawfully resold in accordance with a then currently effective registration statement or post-effective amendment under the Securities Act of 1933, as amended, the Committee may provide, as a condition to the delivery of any shares of Stock to be purchased pursuant to an AWARD, that the Corporation receive appropriate evidence that the AWARD holder is acquiring the shares for investment and not with a view to the distribution or public offering of the shares, or any interest in the shares, and a representation to the effect that the AWARD holder shall make no sale or other disposition of the shares unless (i) the Corporation shall have received an opinion of counsel satisfactory to it in the form and substance that the sale or other disposition may be made without registration under then applicable provisions of the Securities Act of 1933, as amended, and the related rules and regulations of the Securities and Exchange Commission, or
(ii) the shares shall be included in a currently effective registration statement or post-effective amendment under the Securities Act of

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

1933 as amended. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

     (b) All certificates for shares of the Stock delivered under the Plan pursuant to any AWARD shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed, and any applicable Federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

     (c) Recipients of shares of restricted stock, deferred stock and other Stock-based AWARDS under the Plan (other than options) shall not be required to make any payment or provide consideration other than the rendering of services.

     (d) AWARDS granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for, any other AWARDS granted under the Plan. If AWARDS are granted in substitution for other AWARDS, the Committee shall require the surrender of such other AWARDS in consideration for the grant of the new AWARDS. AWARDS granted in addition to or in tandem with other AWARDS may be granted either at the same time as or at a different time from the grant of such other AWARDS. The exercise price of any option or the purchase price of any Other Stock-based AWARD in the nature of a purchase right:

           (i) granted in substitution for outstanding AWARDS or in lieu of any other right of payment by the Corporation shall be the fair market value of shares at the date such substitute AWARDS are granted or shall be such fair market value at that date reduced to reflect the fair market value of the AWARDS or other right or payment required to be surrendered by the participant as a condition to receipt of the substitute AWARD; or

           (ii) retroactively granted in tandem with outstanding AWARDS shall be either the fair market value of shares at the date of grant of later AWARDS or the fair market value of shares at the date of grant of earlier AWARDS.

     (e) Nothing contained in this Plan shall prevent the Board of Directors from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required, and such arrangements may be either generally applicable or applicable only in specific cases.

     (f) If at any time the Committee shall determine in its discretion that the listing, registration or qualification of the shares covered by the Plan upon any national securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary to desirable as a condition of, or in connection with the sale, or purchase of shares subject to the Plan, no such shares shall be delivered unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained or otherwise provided for, free of any conditions not acceptable to the Committee.

     Section 15. Taxes. Participants shall make arrangement satisfactory to the Committee regarding payment of any Federal, state, or local taxes of any kind required by law to be

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

withheld with respect to any income which the participant is required, or elects, to include in his gross income and the Corporation and its subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant. Anything contained herein to the contrary notwithstanding the Committee may, in its sole discretion, authorize acceptance of Stock received in connection with the grant or exercise of an AWARD or otherwise previously acquired in satisfaction of withholding requirements.

     Section 16. Effective Date of the Plan. The Plan shall be effective on the date it is approved by the vote of the holders of a majority of all outstanding shares of Common Stock.

     Section 17. Term of the Plan. No AWARD shall be granted pursuant to the Plan after November 25, 2006 but AWARDS thereto fore granted may extend beyond that date.

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